EXHIBIT 32.1

EX-32.1 4 SECTION 906 CERTIFICATION OF CEO

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Velocity Express Corporation (the “Company”) on Form 10-Q for the period ended April 1, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vincent A. Wasik, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Vincent A. Wasik
Vincent A. Wasik
Chairman of the Board and Chief Executive Officer
May 15, 2006